U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    March 10, 1999


                               CROWELL & CO., INC.
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             (Exact name of registrant as specified in its charter)


           GEORGIA                        0-7765                 58-1021933
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(State or other jurisdiction of        (Commission            (I.R.S. Employer
        incorporation)                 File Number)          Identification No.)


610 INDUSTRIAL PARK BOULEVARD, EVANS, GA                            30809
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(Address of Principal executive offices)                          (Zip Code)


Registrant's telephone number including area code:  (706) 855-1099
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                               CROWELL & CO., INC.

                                      INDEX

                                                                            PAGE

ITEM  4   Changes in Registrant's Certifying Accountant  ..................   3

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                               CROWELL & CO., INC.

              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On March 10, 1999, Crowell & Co., Inc. ("Crowell"), engaged Elliott, Davis & Company, L.L.P., to serve as independent auditors. On March 3, 1999, Cherry, Bekaert, & Holland, L.L.P. ("CB&H"), was dismissed as independent auditors of Crowell.

CB&H's report on the financial statements for the years ended December 31, 1997 and 1996, did not contain an adverse opinion or a disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles.

The board of directors of Crowell approved the change in independent auditors.

There were no disagreements with the Company's prior independent auditors, CB&H, within the two-year period ended December 31, 1997 and the interim period of January 1, 1998 through August 21, 1998, the date of CB&H's report on Crowell's financial statements for the years ended December 31, 1997 and 1996. CB&H has not performed any services for Crowell since CB&H issued their report on the 1997 and 1996 financial statements. CB&H's report on Crowell's financial statements for the years ended December 31, 1997 and 1996, contained an unqualified opinion.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          CROWELL & CO., INC.

DATE  March 10, 1999                  /s/ Mark L. Gilliam
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                                          Mark L. Gilliam as Vice President on
                                          Behalf of the registrant and as Chief
                                          Financial Officer